UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 03, 2004

MIKOHN GAMING CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	00-22752	88-0218876
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

920 Pilot Road, P.O. Box 98686, Las Vegas, NV 89193-8686

(Address of principal executive office and zip code)

(702) 896-3890

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

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Item 5. OTHER EVENTS

On May 3, 2004 Mikohn Gaming Corporation (the “Company”) issued a press release announcing that it has received approval from Gaming Laboratories International (GLI) for the GarfieldTM slot game and the final version of its Ticket in Ticket Out (TITO) in 14 of 18 GLI jurisdictions. A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

99.1	Press release dated May 3, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKOHN GAMING CORPORATION
(Registrant)

May 3, 2004

/s/ MICHAEL SICURO
Michael Sicuro
Executive Vice President, Treasurer and Chief Financial Officer

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